EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, Lawrence J. Cohen, President, chief executive officer and chief financial officer of Pembroke Companies, Inc., the sole member of Pembroke HCP, LLC, the managing general partner of High Cash Partners, L.P. (the "Company"), hereby certify that, to the best of my knowledge:

The Quarterly Report on Form 10-Q for the year ended March 31, 2003 (the "Form 10-Q"), of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2003         By:    /s/ Lawrence J. Cohen
                                  --------------------------

                                  Lawrence J. Cohen,
                                  President, chief executive officer and chief financial officer of Pembroke Companies, Inc., the sole member of Pembroke HCP, LLC, the managing general partner of High Cash Partners, L.P.








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